Rule 497(e)
                                                              File Nos. 33-41692
                                                                   and 811-06351

                                   Supplement
                               dated July 1, 2002
                                       to
                       Statement of Additional Information
                             dated November 28, 2001

                                       for

                               Green Century Funds


The following non-fundamental restriction has been adopted for the Green Century Equity Fund effective July 1, 2002:

         The Green Century Equity Fund will, under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in equity securities and related investments.

The following non-fundamental restriction has been adopted for the Domini Social Index Portfolio effective July 1, 2002:

         The Domini Social Index Portfolio will, under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in securities of companies included in the Domini 400 Social IndexSM and related investments.

Compliance with the non-fundamental restrictions set forth above is measured at the time an investment is made.

Shareholders of the Green Century Equity Fund will be provided with at least 60 days prior notice of any change in the Fund's policy set forth above. Holders of beneficial interests in the Domini Social Index Portfolio (including the Green Century Equity Fund) will be provided with at least 60 days prior notice of any change in the Portfolio's policy set forth above.